                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of the MainStay Small Cap Value Fund (the "Fund") with and into the MainStay Small Cap Opportunity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

/s/ Susan B. Kerley
------------------------------------
Susan B. Kerley
Chairman and Trustee
September 25, 2008

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of the MainStay Small Cap Value Fund (the "Fund") with and into the MainStay Small Cap Opportunity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

/s/ Alan R. Latshaw
------------------------------------
Alan R. Latshaw
Trustee
September 25, 2008

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of the MainStay Small Cap Value Fund (the "Fund") with and into the MainStay Small Cap Opportunity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

/s/ Peter Meenan
------------------------------------
Peter Meenan
Trustee
September 25, 2008

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of the MainStay Small Cap Value Fund (the "Fund") with and into the MainStay Small Cap Opportunity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

/s/ Richard H. Nolan, Jr.
------------------------------------
Richard H. Nolan, Jr.
Trustee
September 25, 2008

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of the MainStay Small Cap Value Fund (the "Fund") with and into the MainStay Small Cap Opportunity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

/s/ Richard S. Trutanic
------------------------------------
Richard S. Trutanic
Trustee
September 25, 2008

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of the MainStay Small Cap Value Fund (the "Fund") with and into the MainStay Small Cap Opportunity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

/s/ Roman L. Weil
------------------------------------
Roman L. Weil
Trustee
September 25, 2008

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of the MainStay Small Cap Value Fund (the "Fund") with and into the MainStay Small Cap Opportunity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

/s/ John A. Weisser
------------------------------------
John A. Weisser
Trustee
September 25, 2008

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of the MainStay Small Cap Value Fund (the "Fund") with and into the MainStay Small Cap Opportunity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

/s/ Jack R. Benintende
------------------------------------
Jack R. Benintende
Treasurer and Principal Financial Officer
September 25, 2008

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of the MainStay Small Cap Value Fund (the "Fund") with and into the MainStay Small Cap Opportunity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

/s/ Stephen P. Fisher
------------------------------------
Stephen P. Fisher
President
September 25, 2008

                               POWER OF ATTORNEY

        KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of Eclipse Funds on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of the MainStay Small Cap Value Fund (the "Fund") with and into the MainStay Small Cap Opportunity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.


   /s/ John Y. Kim
--------------------
John Y. Kim
Trustee
September 30, 2008